EXHIBIT 99.4

SERIES 2002-1G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE

QUARTERLY SUMMARY DISTRIBUTION DETAILS

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REPORTING DATES

Closing Date                                                         21-Feb-02
Determination Date                                                   01-Apr-04
Notice Date                                                          16-Apr-04
Distribution Date                                                    19-Apr-04
Start Accrual Period                                                 20-Jan-04
End Accrual Period                                                   19-Apr-04
No. Of Days in Accrual Period                                               90
Start Collection Period                                              01-Jan-04
End Collection Period                                                31-Mar-04
No. Of Days in Collection Period                                            91
Distribution Month                                                    Yes
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SECURITIES ON ISSUE                  No. of   Initial Invested  Initial Invested
                               Certificates      Amount (US$)     Amount (A$)
                               ------------   ----------------  ----------------

Class A-1 Notes                     10,000    1,000,000,000.00   1,965,408,805
Class A-2 Tranche 1 Notes            1,820                 -       182,000,000
Class A-2 Tranche 2 Notes            3,250                 -       325,000,000
Class B Notes                          400                 -        40,000,000
Redraw Bond - series 1                  -                  -               -
Redraw Bond - series 2                  -                  -               -

US$/A$ exchange rate at issue       0.5088

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INTEREST RATE FOR ACCRUAL PERIOD           Bank         Interest      Interest
                                      Bill Rate           Margin          Rate
                                      ---------         --------      --------
Class A-1 Notes (payable to
   Currency Swap Provider               5.5617%          0.2917%       5.8534%
Class A-2 Tranche 1 Notes               5.5617%          0.2500%       5.8117%
Class A-2 Tranche 2 Notes               5.5617%          0.3400%       5.9017%
Class B Notes                           5.5617%          0.4900%       6.0517%
Redraw Bond - series 1                  0.0000%              -         0.0000%
Redraw Bond - series 2                  0.0000%              -         0.0000%

BBSW Interest & Unpaid Interest
  Rate for Accrual Period               5.5617%
Facilities BBSW                         5.5617%

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DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE           Per Cert.     Aggregate
                                                     ---------     ---------
Total Interest Amount:
   Class A-1 Notes                                    1,418.53   14,185,300.00
   Class A-2 Tranche 1 Notes                               -               -
   Class A-2 Tranche 2 Notes                          1,135.22    3,689,465.00
   Class B Notes                                      1,446.21      578,484.00
   Redraw Bond - series 1                                  -               -
   Redraw Bond - series 2                                  -               -
Principal:
   Class A-1 Notes                                    7,902.73   79,027,319.18
   Class A-2 Tranche 1 Notes                               -               -
   Class A-2 Tranche 2 Notes                          6,272.62   20,386,015.00
   Class B Notes                                        392.98      157,192.00
   Redraw Bond - series 1                                  -               -
   Redraw Bond - series 2                                  -               -
Total:
   Class A-1 Notes                                    9,321.26   93,212,619.18
   Class A-2 Tranche  1  Notes                             -               -
   Class A-2 Tranche  2  Notes                        7,407.84   24,075,480.00
   Class B Notes                                      1,839.19      735,676.00
   Redraw Bond - series 1                                  -               -
   Redraw Bond - series 2                                  -               -
   Total                                             18,568.29  118,023,775.18

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POOL FACTORS                                          Last          Current
                                                  Distribution   Distribution
                                                      Date           Date
                                                  ------------   ------------

Class A-1 Notes                                    0.50006890    0.45985980
Class A-2 Tranche 1 Notes                                 -             -
Class A-2 Tranche 2 Notes                          0.78010700    0.71738080
Class B Notes                                      0.96918290    0.96525310
Redraw Bond - series 1                                    -             -
Redraw Bond - series 2                                    -             -
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QUARTERLY CASHFLOW WORKING SHEET
--------------------------------
                                                                                                                        Aggregate
                                                                                                                                $
                                                                                                                   --------------
  Finance Charge Collections                                                                                        21,060,217.37
  Finance Charge Collections - Repurchases                                                                                    -
  Finance Charge Damages                                                                                                      -
  Income due to Seller                                                                                                        -
  Other Income                                                                                                       1,262,956.47
Preliminary Income Amount                                                                                           22,323,173.84

  Taxes                                                                                                                    240.00
  Trustee Fee                                                                                                           28,931.68
  Security Trustee Fee                                                                                                        -
  Manager Fee                                                                                                           94,325.57
  Servicing Fee                                                                                                        786,046.38
  Liquidity Commitment Fee                                                                                               6,164.38
  Redraw Commitment Fee                                                                                                  5,547.95
  Support Facility Payments                                                                                            585,316.64
  Support Facility Receipts                                                                                                   -
  Expenses                                                                                                              84,140.16
  Previous Unpaid Facility Int Chg  - Liquidity                                                                               -
  Liquidity Interest Charge + Previous Unpaid                                                                                 -
  Previous Unpaid Facility Int Chg  - Redraw Facility                                                                         -
  Redraw Interest Charge + Previous Unpaid                                                                                    -
  Repayment of Liquidity Facility                                                                                             -
  Total Interest Amount  - Class A-1 Notes                                                                          14,185,300.00
                         - Class A-2 Tranche 1 Notes                                                                          -
                         - Class A-2 Tranche 2 Notes                                                                 3,689,465.00
                         - Class B Notes                                                                               578,484.00
                         - Redraw Bonds - series 1                                                                            -
                         - Redraw Bonds - series 2                                                                            -
REQUIRED INCOME AMOUNT                                                                                              20,043,961.76

Gross Income Shortfall                                                                                                        -
Liquidity Facility Draw                                                                                                       -
Net Income Shortfall                                                                                                          -
Unreimbursed Principal Draws                                                                                                  -
Principal Draw                                                                                                                -
Principal Draw Reimbursement                                                                                                  -
Principal Chargeoff Unreimbursement                                                                                           -
Principal Chargeoff                                                                                                           -
Total Principal Chargeoff Reimbursement Due                                                                                   -

PAYMENT ALLOCATION CASCADE
--------------------------

  Preliminary Income Amount                                                                                         22,323,173.84
  Liquidity Facility Draw                                                                                                     -
Principal Draw                                                                                                                -
Available Income Amount                                                                                             22,323,173.84


                                                                                                                  QUARTER TO DATE
                                                                      DUE                 AVAILABLE       ALLOCATION/DISTRIBUTION
  Taxes                                                              240.00           22,323,173.84                        240.00
  Trustee Fee                                                     28,931.68           22,322,933.84                     28,931.68
  Security Trustee Fee                                                  -             22,294,002.16                           -
  Manager Fee                                                     94,325.57           22,294,002.16                     94,325.57
  Servicing Fee                                                  786,046.38           22,199,676.59                    786,046.38
  Liquidity Commitment Fee                                         6,164.38           21,413,630.21                      6,164.38
  Redraw Commitment Fee                                            5,547.95           21,407,465.83                      5,547.95
  Support Facility Payments                                      585,316.64           21,401,917.88                    585,316.64
  Support Facility Receipts                                             -             20,816,601.24                           -
  Expenses                                                        84,140.16           20,816,601.24                     84,140.16
  Liquidity Interest Charge                                             -             20,732,461.08                           -
  Repayment of Liquidity Facility                                       -             20,732,461.08                           -
------------------------------------------------------|
  Interest Amount Payable - Redraw Facility           |                 -             20,732,461.08                           -
                          - Class A-1 Notes           |        14,185,300.00          20,732,461.08                 14,185,300.00
                          - Class A-2 Tranche 1 Notes |                  -             6,547,161.08                           -
                          - Class A-2 Tranche 2 Notes |         3,689,465.00           6,547,161.08                  3,689,465.00
                          - Redraw Bonds - series 1   |                  -             2,857,696.08                           -
                          - Redraw Bonds - series 2   |                  -             2,857,696.08                           -
------------------------------------------------------|
                          - Class B Notes                        578,484.00            2,857,696.08                    578,484.00

Principal Draw Reimbursement                                            -              2,279,212.08                           -
Total Principal Chargeoff Reimbursement                                 -              2,279,212.08                           -
Arranging Fee                                                    294,686.07            2,279,212.08                    294,686.07
Excess Distribution                                                                                                  1,984,526.01


Unpaid Facility Int Chg  - Liquidity                                                                                          -
                         - Redraw                                                                                             -
Unpaid Security Interest Amount  - Class A-1 Notes                                                                            -
                                 - Class A-2 Tranche 1 Notes                                                                  -
                                 - Class A-2 Tranche 2 Notes                                                                  -
                                 - Class B Notes                                                                              -
                                 - Redraw Bonds - series 1                                                                    -
                                 - Redraw Bonds - series 2                                                                    -


FACILITIES OUTSTANDING
----------------------

Liquidity Commitment Facility Limit                                                             25,000,000.00
Beginning Liquidity Commitment Facility                                                         25,000,000.00
Previous Liquidity Facility Draw                                                                         -
Repayment of Liquidity Facility                                                                          -
Liquidity Facility Draw                                                                                  -
Ending Liquidity Commitment Facility                                                            25,000,000.00

Redraw Commitment Facility Limit                                                                30,000,000.00
Beginning Redraw Commitment Facility                                                            30,000,000.00
Previous Redraw Facility Draw                                                                            -
Previous Redraw Facility Draw - Chargeoffs                                                               -
Repayment of Redraw Facility                                                                             -
Repayment of Unreimbursed Chargeoffs                                                                     -
Redraw Facility Draw - Unreimbursed Chargeoffs                                                           -
Redraw Facility Available to Draw                                                               30,000,000.00
Redraw Facility Draw                                                                                     -
Ending Redraw Commitment Facility                                                               30,000,000.00



INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET
---------------------------------------------
                                                                      Per Certificate             Aggregate
INTEREST AMOUNT                                                               $                       $
---------------                                                       ---------------           -------------
CLASS A-1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                           -
Interest on Unpaid Security Interest Amount                                    -                         -
Security Interest Amount                                                   1,418.53             14,185,300.00
Total Interest Amount                                                                           14,185,300.00

Unpaid Security Interest Amount (after last Distribution Date)                                           -
Interest on Unpaid Security Interest Amount                                                              -
Security Interest Amount                                                                        14,185,300.00
Interest Amount Payable                                                    1,418.53             14,185,300.00
Unpaid Security Interest Amount                                                                          -

CLASS A-2 TRANCHE 1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                           -
Interest on Unpaid Security Interest Amount                                    -                         -
Security Interest Amount                                                       -                         -
Total Interest Amount                                                                                    -

Unpaid Security Interest Amount (after last Distribution Date)                                           -
Interest on Unpaid Security Interest Amount                                                              -
Security Interest Amount                                                                                 -
Interest Amount Payable                                                        -                         -
Unpaid Security Interest Amount                                                                          -

CLASS A-2 TRANCHE 2 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                           -
Interest on Unpaid Security Interest Amount                                    -                         -
Security Interest Amount                                                   1,135.22             3,689,465.00
Total Interest Amount                                                                           3,689,465.00

Unpaid Security Interest Amount (after last Distribution Date)                                           -
Interest on Unpaid Security Interest Amount                                                              -
Security Interest Amount                                                                        3,689,465.00
Interest Amount Payable                                                    1,135.22             3,689,465.00
Unpaid Security Interest Amount                                                                          -

CLASS B NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                           -
Interest on Unpaid Security Interest Amount                                    -                         -
Security Interest Amount                                                   1,446.21                578,484.00
Total Interest Amount                                                                              578,484.00

Unpaid Security Interest Amount (after last Distribution Date)                                           -
Interest on Unpaid Security Interest Amount                                                              -
Security Interest Amount                                                                           578,484.00
Interest Amount Payable                                                    1,446.21                578,484.00
Unpaid Security Interest Amount                                                                          -

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last Distribution Date)                                           -
Interest on Unpaid Security Interest Amount                                    -                         -
Security Interest Amount                                                       -                         -
Total Interest Amount                                                                                    -

Unpaid Security Interest Amount (after last Distribution Date)                                           -
Interest on Unpaid Security Interest Amount                                                              -
Security Interest Amount                                                                                 -
Interest Amount Payable                                                        -                         -
Unpaid Security Interest Amount                                                                          -

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last Distribution Date)                                           -
Interest on Unpaid Security Interest Amount                                    -                         -
Security Interest Amount                                                       -                         -
Total Interest Amount                                                                                    -

Unpaid Security Interest Amount (after last Distribution Date)                                           -
Interest on Unpaid Security Interest Amount                                                              -
Security Interest Amount                                                                                 -
Interest Amount Payable                                                        -                         -
Unpaid Security Interest Amount                                                                          -

                                  Page 3 of 5

PRINCIPAL AMOUNT
----------------
Principal Collections                                                                          114,163,508.93
Principal Collections - Repurchases                                                                      -
 less Repayment Of Redraw Facility                                                                       -
 less Total Customer Redraw                                                                    (14,592,983.85)
less Principal Draw
 plus Redraw Facility Draw                                                                               -
 plus Redraw Bonds Issue this month                                                                      -
 Aggregate Principal Damages from Seller & Servicer                                                      -
Principal Draw Reimbursement
 Principal Chargeoff Reimbursement
         - Class B Notes                                                                                 -
         - Class A-1 Notes                                                                               -
         - Class A-2 Tranche 1 Notes                                                                     -
         - Class A-2 Tranche 2 Notes                                                                     -
         - Redraw Bonds - Series 1                                                                       -
         - Redraw Bonds - Series 2                                                                       -
         - Redraw Facility                                                                               -
 Principal rounding b/f                                                                                  1.28

 Scheduled Principal Amount                                            5,165,303.26
 Unscheduled Principal Amount - Partial Prepayment                    81,399,922.12
 Unscheduled Principal Amount - Partial Prepayment less redraws       66,806,938.27
 Unscheduled Principal Amount - Full Prepayment                       27,598,283.55
 Unscheduled Principal Amount - less redraws + C/O Reim               94,405,221.82


Total Available Principal Amount for Redraw Bonds                                               99,570,526.36

Principal Distribution - Redraw Bonds - Series 1                               -                         -
Principal Distribution - Redraw Bonds - Series 2                               -                         -

 Principal rounding b/f                                                                                  1.28
Total Unscheduled Principal Amount                                                              94,405,221.82
Total Scheduled Principal Amount                                                                 5,165,303.26
Total Available Principal Amount for Notes                                                      99,570,526.36

PRINCIPAL ALLOCATION
--------------------
Class A Percentage via Stepdown                                                                       100%
Class A Available Principal Payment
    Class A-1 Principal Payment                                            7,902.73             79,027,319.18
    Class A-2 Tranche 1 Principal Payment                                      -                         -
    Class A-2 Tranche 2 Principal Payment                                  6,272.62             20,386,015.00
Class B Principal Payment                                                    392.98                157,192.00

Principal rounding c/f                                                                                   0.18

Outstanding Principal - beginning period                                                     1,275,141,908.90
less Principal Repayment                                                                      (114,163,508.93)
plus Total Customer Redraw                                                                      14,592,983.85
less Principal Losses                                                                                    -
Outstanding Principal - Closing period                                                       1,175,571,383.82

PRINCIPAL LOSSES
----------------
Principal Losses                                                                                         -
 Principal Draw Amount - Pool Mortgage Insurance Policy                                                  -
 Principal Draw Amount - Individual Mortgage Insurance Policy                                            -
Net Principal Losses                                                                                     -
Principal Chargeoff - Class B Notes                                                                      -
         - Class A-1 Notes                                                                               -
         - Class A-2 Tranche 1 Notes                                                                     -
         - Class A-2 Tranche 2 Notes                                                                     -
         - Redraw Bonds Series 1                                                                         -
         - Redraw Bonds Series 2                                                                         -
         - Redraw Facility                                                                               -

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                              -
Principal Chargeoff                                                                                      -
Principal Chargeoff Reimbursement                                                                        -
Ending Unreimbursed Principal Chargeoffs                                                                 -

CLASS A-2 TRANCHE 1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                              -
Principal Chargeoff                                                                                      -
Principal Chargeoff Reimbursement                                                                        -
Ending Unreimbursed Principal Chargeoffs                                                                 -

CLASS A-2 TRANCHE 1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                              -
Principal Chargeoff                                                                                      -
Principal Chargeoff Reimbursement                                                                        -
Ending Unreimbursed Principal Chargeoffs                                                                 -

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                              -
Principal Chargeoff                                                                                      -
Principal Chargeoff Reimbursement                                                                        -
Ending Unreimbursed Principal Chargeoffs                                                                 -

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                              -
Principal Chargeoff                                                                                      -
Principal Chargeoff Reimbursement                                                                        -
Ending Unreimbursed Principal Chargeoffs                                                                 -

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                              -
Principal Chargeoff                                                                                      -
Principal Chargeoff Reimbursement                                                                        -
Ending Unreimbursed Principal Chargeoffs                                                                 -

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                              -
Principal Chargeoff                                                                                      -
Principal Chargeoff Reimbursement                                                                        -
Ending Unreimbursed Principal Chargeoffs                                                                 -


INVESTORS BALANCE OUTSTANDING WORKSHEET
---------------------------------------
                                                                         Aggregate                Aggregate
                                                                             US$                      A$

CLASS A-1 NOTES
Initial Invested Amount                                              1,000,000,000.00        1,965,408,805.03
 previous Principal Distribution                                       499,931,100.01          982,568,985.86
 Principal Distribution for current period                              40,209,100.00           79,027,319.18
Total Principal Distribution to date                                   540,140,200.00        1,061,596,305.04
Beginning Invested Amount                                              500,068,899.99          982,839,819.17
Ending Invested Amount                                                 459,859,799.99          903,812,499.99
Unreimbursed Principal Chargeoffs                                              -                         -
Beginning Stated Amount                                                500,068,899.99          982,839,819.17
Ending Stated Amount                                                   459,859,800.00          903,812,499.99

CLASS A-2 TRANCHE 1 NOTES
Initial Invested Amount                                                                        182,000,000.00
 previous Principal Distribution                                                               182,000,000.00
 Principal Distribution for current period                                                               -
Total Principal Distribution to date                                                           182,000,000.00
Beginning Invested Amount                                                                                -
Ending Invested Amount                                                                                   -
Unreimbursed Principal Chargeoffs                                                                        -
Beginning Stated Amount                                                                                  -
Ending Stated Amount                                                                                     -

CLASS A-2 TRANCHE 2 NOTES
Initial Invested Amount                                                                        325,000,000.00
 previous Principal Distribution                                                                71,465,225.00
 Principal Distribution for current period                                                      20,386,015.00
Total Principal Distribution to date                                                            91,851,240.00
Beginning Invested Amount                                                                      253,534,775.00
Ending Invested Amount                                                                         233,148,760.00
Unreimbursed Principal Chargeoffs                                                                        -
Beginning Stated Amount                                                                        253,534,775.00
Ending Stated Amount                                                                           233,148,760.00

CLASS B NOTES
Initial Invested Amount                                                                        40,000,000.00
 previous Principal Distribution                                                                1,232,684.00
 Principal Distribution for current period                                                        157,192.00
Total Principal Distribution to date                                                            1,389,876.00
Beginning Invested Amount                                                                      38,767,316.00
Ending Invested Amount                                                                         38,610,124.00
Unreimbursed Principal Chargeoffs                                                                       -
Beginning Stated Amount                                                                        38,767,316.00
Ending Stated Amount                                                                           38,610,124.00

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                         -
Initial Invested Amount                                                                                  -
 Principal Distribution (after last Distribution Date)                                                   -
 Principal Distribution for current period                                                               -
Total Principal Distribution to date                                                                     -
Beginning Invested Amount                                                                                -
Ending Invested Amount                                                                                   -
Unreimbursed Principal Chargeoffs                                                                        -
Beginning Stated Amount                                                                                  -
Ending Stated Amount                                                                                     -

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                         -
Initial Invested Amount                                                                                  -
 Principal Distribution (after last Distribution Date)                                                   -
 Principal Distribution for current period                                                               -
Total Principal Distribution to date                                                                     -
Beginning Invested Amount                                                                                -
Ending Invested Amount                                                                                   -
Unreimbursed Principal Chargeoffs                                                                        -
Beginning Stated Amount                                                                                  -
Ending Stated Amount                                                                                     -

                    FORM 8-K REQUIRED COLLATERAL INFORMATION

                         Series 2002-1G Medallion Trust


      Series 2002-1G Medallion Trust Data as at opening of business on the preceding determination date of April 1, 2004






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OUTSTANDING MORTGAGE BALANCE (AUD)

                                                         AMOUNT           WAC
                                                 --------------          -----

  - Variable Rate Housing Loans                    $877,840,627          6.79%
  - Fixed 1 Year                                   $161,428,786          6.45%
  - Fixed 2 Year                                    $96,138,138          6.72%
  - Fixed 3 Year                                    $26,773,407          6.93%
  - Fixed 4 Year                                     $6,287,180          6.31%
  - Fixed 5 Year                                     $8,014,541          6.74%
                                                 -----------------------------
  TOTAL POOL                                     $1,176,482,679          6.74%
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DELINQUENCY INFORMATION
                                                     AUD AMOUNT OF
                          NO OF LOANS    % OF POOL           LOANS   % OF POOL
                          -----------    ---------   -------------   ---------
     31-60 days                    27        0.27%   $4,248,652.34     0.36%
     61-90 days                    12        0.12%   $1,601,777.79     0.14%
     90+ days                      15        0.15%   $1,703,242.56     0.14%

                          -----------    ---------    ------------     -----
MORTGAGEE IN POSSESSION             1        0.01%     $144,510.14     0.01%
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